Exhibit 10.10

NYFIX, INC.
2007 OMNIBUS EQUITY COMPENSATION PLAN
RESTRICTED STOCK UNIT AGREEMENT

                         Restricted Stock Unit Agreement (this “Agreement”), dated as of October 2, 2007
(the “Date of Grant”), between NYFIX, Inc. (“NYFIX”) and Steven Vigliotti (the “Participant”).

BACKGROUND

                         Pursuant to the terms of the NYFIX, Inc. 2007 Omnibus Equity Compensation
Plan (the “Plan”) and subject to the approval of the Plan by the stockholders of NYFIX, NYFIX desires to (i) provide an incentive to the Participant, (ii) encourage the Participant to contribute materially to the growth of NYFIX and its subsidiaries (collectively, the “Company”) and (iii)
more closely align the Participant’s economic interests with those of NYFIX stockholders by means of a Stock Unit Grant. Whenever capitalized terms are used in this Agreement, they shall have the meanings set forth in this Agreement or, if not defined in this Agreement, as set forth in the Plan.

                         In consideration of the covenants and agreements set forth in this Agreement, and intending to be legally bound hereby upon the approval of the Plan by the stockholders of
NYFIX, the Participant and NYFIX hereby agree as follows:

ARTICLE I

GRANT OF RESTRICTED STOCK UNITS

                         1.1       Grant of RSUs. The Participant is hereby granted 50,000 restricted stock units (the “Restricted Stock Units” or “RSUs”) subject to the restrictions and conditions set forth in this Agreement and subject to the approval of the Plan by the stockholders of NYFIX.
Each RSU represents the right to receive one share of Stock or the Fair Market Value of one share of Stock as of the Settlement Date (as defined in Section 3.1) .

                         1.2       Grant Information. The RSUs have been granted under the Plan. The
Committee authorized the grant of the RSUs on October 2, 2007.

ARTICLE II

EARNING AND VESTING OF RESTRICTED STOCK UNITS

                         All of the RSUs are unvested. RSUs shall be earned and vest upon, but only upon, the earliest to occur of the events described in Section 2.1 or 2.2, in each case subject to the limitations set forth in Section 2.3. All unvested RSUs shall be forfeitable as set forth in
Section 2.3. All vested RSUs shall become non-forfeitable at the time they first vest. RSUs are not transferable at any time.

                              2.1       (i)    Performance Targets for Earning RSUs. If not sooner vested in accordance with Section 2.2 and unless previously forfeited pursuant to Section 2.3:

                                                A.       First Year Earning. Up to twenty-five percent (25%) of the
RSUs (the “First Tranche Units”) may be earned on March 10, 2008 (the “First Earning Date”).
The measures, which will pertain to performance during calendar year 2007, and a schedule of the number of RSUs that may be earned based on attainment of such measures (which are determined by the Committee) will be delivered to the Participant at the time, or shortly after, this Agreement is executed. Any First Tranche Units that are unearned as of March 10, 2008 shall continue to be unearned.

                                                B.        Second Year Earning. Up to twenty-five percent (25%) of
the RSUs (the “Second Tranche Units”) may be earned on March 10, 2009 (the “Second Earning
Date”) based on attainment of measures for the calendar year 2008 determined by the Committee. The measures and a schedule of the number of RSUs that may be earned based on attainment of such measures will be delivered to the Participant in writing by March 31, 2008. Any Second Tranche
Units that are unearned as of March 10, 2009 shall continue to be unearned.

                                                C.       Third Year Earning. Up to twenty-five percent (25%) of the
RSUs (the “Third Tranche Units”) may be earned on March 10, 2010 (the “Third Earning Date”)
based on attainment of measures for the calendar year 2009 determined by the Committee. The measures and a schedule of the number of RSUs that may be earned based on attainment of such measures will be delivered to the Participant in writing by March 31, 2009. Any Third Tranche
Units that are unearned as of March 10, 2010 shall continue to be unearned.

                                                D.       Fourth Year Earning. Up to twenty-five percent (25%) of
the RSUs (the “Fourth Tranche Units”) may be earned on March 10, 2011 (the “Fourth Earning
Date”) based on attainment of measures for the calendar year 2010 determined by the
Committee. The measures and a schedule of the number of RSUs that may be earned based on attainment of such measures will be delivered to the Participant in writing by March 31, 2010.
Any Fourth Tranche Units that are unearned as of March 10, 2011 shall be forfeited.

                                                E.       Carryforward. The excess of all of the RSUs that are not
forfeited over the RSUs that are earned as of March 10, 2011 following the application of
Sections 2.1(i)(A) through (D) (the “Carryforward Units”), may be earned on March 10, 2011 based on attainment of measures for the calendar year 2010 determined by the Committee. The measures will be delivered to the Participant in writing by March 31, 2010. Any RSUs that are unearned as of March 10, 2011 after giving effect to this Section 2.1(i)(E) shall, subject to section 2.2, remain unearned and shall be forfeited in accordance with Section 2.3.

                                                F.       Partial Vesting. If a partial RSU would be earned on any
date, the total number of RSUs earned on such date shall be rounded up to the nearest whole RSU.

                                                G.       Performance Measures. The Committee may make
adjustments to performance targets after March 31 of the applicable earning period to the extent such adjustments are set forth at the time the performance targets are established and are permitted by the Plan.

                                   H.        Certification. The Committee shall certify on or before the applicable Earning Date whether the performance target applicable to such Earning Date was satisfied.

                            (ii)        Vesting of RSUs. If not sooner vested in accordance with Section
2.2 and unless previously forfeited pursuant to Section 2.3,

                                        A.        the earned First Tranche Units shall vest and become non-
forfeitable on March 10, 2009 (the “First Vesting Date”) only if the Participant is still employed by the Company on such date,

                                        B.        the earned Second Tranche Units shall vest and become
non-forfeitable on March 10, 2010 (the “Second Vesting Date”) only if the Participant is still employed by the Company on such date,

                                        C.        the earned Third Tranche Units shall vest and become non-
forfeitable on March 10, 2011 (the “Final Vesting Date”) only if the Participant is still employed by the Company on such date,

                                        D.        the earned Fourth Tranche Units shall vest and become
non-forfeitable on the Final Vesting Date only if the Participant is still employed by the
Company on such date, and

                                        E.        the earned Carryforward Units shall vest and become non-
forfeitable on the Final Vesting Date only if the Participant is still employed by the Company on such date.

                     2.2        Accelerated or Continued Earning and/or Vesting. The Committee
may accelerate the date on which any or all of the RSUs are earned and/or vested at any time and for any reason. Notwithstanding anything contained herein to the contrary, unless previously forfeited in accordance with Section 2.3:

                                 (i)        upon a termination of the Participant’s employment (a) by the
Company without Cause (as defined in Section 4.1) or (b) by the Participant for Good Reason (as
defined in Section 4.1) prior to January 1, 2010, the following rules shall apply:

                                            A.        the Participant may continue to earn the RSUs that would
have been earned (in accordance with Section 2.1 hereof) had the Participant remained employed through the last day of the period for which the Participant receives severance, if any, following such termination (the “Severance Period”), based on the attainment of performance targets for the applicable earning period(s) (i.e., each calendar year that includes all or part of the Severance
Period); provided however, that the number of RSUs that may be earned for the calendar year that includes the last day of the Severance Period shall equal (a) the number of RSUs that would have been earned based on the attainment of performance targets described in Section 2.1(i) for the calendar year that includes the last day of the Severance Period multiplied by (b) a fraction,

the numerator of which is the number of days in the calendar year that elapsed prior to such last day and the denominator of which is 365; provided, further, however, that the Participant shall not be entitled to earn any RSUs pursuant to Section 2.1(i)(E),

                                          B.        the Participant’s RSUs earned on or prior to the date of
such termination shall vest and become non-forfeitable immediately upon such termination, and

                                          C. the Participant’s RSUs earned following the date of such termination in accordance with Section 2.2(i)(A) shall vest and become non-forfeitable immediately upon being earned;

                            (ii)        upon a termination of the Participant’s employment (a) by the
Company without Cause (as defined in Section 4.1) or (b) by the Participant for Good Reason (as
defined in Section 4.1) on or after January 1, 2010, the following rules shall apply:

                                        A. the Participant may continue to earn the RSUs that would have been earned (in accordance with Section 2.1 hereof) had the Participant remained employed through the last day of the Severance Period, based on the attainment of performance targets with respect to the Third Tranche Units, the Fourth Tranche Units and the Carryforward Units;
provided however, that the number of Fourth Tranch Units and Carryforward Units that may be earned, if the Severance Period ends prior to January 1, 2011, shall equal (a) the number of RSUs that would have been earned based on the attainment of performance targets described in Section
2.1(i)(D) and (E), as applicable, multiplied by (b) a fraction, the numerator of which is the number of days in the calendar year that elapsed prior to such last day and the denominator of which is 365,

                                        B.        the Participant’s RSUs earned on or prior to the date of
such termination shall vest and become non-forfeitable immediately upon such termination, and

                                        C.        the Participant’s RSUs earned following the date of such
termination in accordance with Section 2.2(ii)(A) shall vest and become non-forfeitable immediately upon being earned;

                            (iii)       upon a termination of the Participant’s employment due to death or
Disability (as defined in Section 4.1), the following rules shall apply:

                                        A.        the Participant may earn, on the Earning Date next
following such date of such termination, the number of RSUs equal to (a) the number of RSUs that would have been earned based on the attainment of performance targets for the calendar year that includes the date of such termination, multiplied by (b) a fraction, the numerator of which is the number of days in the calendar year that elapsed prior to such termination and the denominator of which is 365,

                                        B.        the Participant’s RSUs earned on or prior to the date of
such termination shall vest and become non-forfeitable immediately upon such termination, and

                                           C.      the Participant’s RSUs earned following the date of such
termination in accordance with Section 2.2(iii)(A) shall vest and become non-forfeitable immediately upon being earned;

                                (iv)      upon a Change in Control (as defined in Section 4.1), any RSUs earned on or prior to, but unvested as of, the date of the Change in Control shall immediately vest and become non-forfeitable.

                     2.3      Effect of Termination of Employment on Earning and Vesting;
Forfeiture of Unvested RSUs. Unless otherwise determined by the Committee and after giving effect to any applicable continuation or acceleration, as applicable, of earning and vesting provided in Section 2.2 hereof, all RSUs that are both unearned and unvested shall cease to be eligible to be vested and shall be forfeited as of the earlier of (i) the time of notification of the termination of the Participant’s employment with the Company for Cause, (ii) the termination of the Participant’s employment with the Company (which means the last date of actual employment, even if a different date is used for administrative convenience in connection with employee retirement, benefit or welfare plans) other than by the Company without Cause or by the Participant for Good Reason, (iii) a Change in Control or (iv) the Fourth Earning Date.

                     2.4      Change in Control. Except as otherwise provided in this Agreement or as the Committee may determine at the time of a Change in Control, the effect of a Change in
Control on the Participant’s RSUs is subject to Section 17 of the Plan.

ARTICLE III

PROCEDURES AFFECTING PAYMENT OF RESTRICTED STOCK UNITS

                     3.1       Payment of RSUs and Delivery of Stock.

                           (i)           Vested RSUs will be settled on the earliest of the following (such earliest date, the “Settlement Date”):

                                          A.      the First Vesting Date (in the case of First Tranche Units);
the Second Vesting Date (in the case of Second Tranche Units) or the Final Vesting Date (in the
case of Third Tranche Units, Fourth Tranche Units and Carryforward Units), as applicable to such RSUs;

                                          B.      the date of a Change in Control (provided that such event
constitutes a “change in control” within the meaning of Code Section 409A), and

                                          C.      the Earning Date next following the date of the

Participant’s death.

                                (ii)      RSUs will be paid to the Participant within 30 days following the applicable Settlement Date (each such payment date, the “Delivery Date”). Vested RSUs will be paid either wholly in Stock or wholly in cash (in an amount equal to the Fair Market Value of such Stock on the Settlement Date). The determination of whether the Vested RSUs will be settled in Stock or cash will be made by the Committee prior to the date the RSUs vest and, if the

RSUs are to be paid in shares of Stock and the Withholding Amount (as defined in Section 3.2)
is to be paid by selling shares of Stock, at a time when there is no material non-public information. The payment of the RSUs may not be accelerated or deferred by either the
Company or the Participant except as explicitly permitted or required by Code Section 409A.

                                (iii)        Unless otherwise determined by the Company, each physical
certificate and each book entry, in each case relating to Stock deliverable as payment of the
RSUs may include such restrictive legends in such forms as the Company may deem convenient, expedient, necessary or appropriate relating to applicable securities, tax or other laws or applicable rules of any securities exchange or market. Transferability of such Stock may be subject to pre-clearance, blackout, registration and other requirements and restrictions under the
Company’s insider trading and other compliance policies and procedures. Transfers of Stock by executive officers should be reviewed in advance to determine if there would be any potential liability for short-swing profits under Section 16(b) of the Securities Exchange Act of 1934.

                     3.2      Withholding of Taxes.

                                (i)       The Participant acknowledges and agrees that the Company has the right to deduct from payments of any kind otherwise due to the Participant any federal, state, local or other taxes of any kind required by law to be withheld with respect to the RSUs. On or about the Settlement Date, the Company shall deliver written notice to the Participant of the amount of withholding taxes due with respect to the payment of the RSUs; provided, however, that the total tax withholding will be approximately the minimum required statutory withholding
(based on minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to such supplemental taxable income), as determined by the
Company.

                                (ii)       If the RSUs are settled in cash, the withholding amount will be deducted from the cash paid to the Participant on the Delivery Date.

                                (iii)       If the RSUs are settled in Stock, the Participant shall be required, and hereby consents to, sell, or arrange for the sale of, on the Delivery Date, at the then prevailing market price, such number of shares of Stock underlying the RSUs as is sufficient to generate net proceeds sufficient to satisfy the Company’s minimum statutory withholding obligations with respect to the income recognized by the Participant upon the settlement of the
RSUs and to promptly transfer such withholding amount to the Company in satisfaction of such tax withholding obligations. The Participant agrees to execute and deliver, upon the request of the Company, such documents, instruments and certificates as may reasonably be required in connection with the sale of the shares of Stock pursuant to this Section 3.2(iii) and hereby appoints the Company as the Participant’s attorney-in-fact with authority to take all of such actions and execute all such documents on behalf of the Participant as the Company reasonably deems necessary to effect such sales on the Participant’s behalf. The Participant and the
Company have structured this Agreement to constitute a “binding contract” relating to the sale of
Common Stock pursuant to this Section 3, consistent with the affirmative defense to liability under Section 10(b) of the Securities Exchange Act of 1934 under Rule 10b5-1(c) promulgated under such Act.

ARTICLE IV

MISCELLANEOUS

                            4.1        Definitions.

                                         (i)        “Cause” shall mean that the Company has “cause” to terminate the Participant’s employment, as defined in the Employment Agreement between the Participant and the Company, dated January 31, 2006 (the “Employment Agreement”).

                                        (ii)        “Change in Control” shall mean: (a) the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets of NYFIX to any
“person” or “group” (as such terms are defined in Sections 13(d)(3) and 14(d)(2) of the
Exchange Act) other than Warburg Pincus Private Equity IX, L.P. or its Affiliates; (b) any
person or group, other than Warburg Pincus Private Equity IX, L.P. or its Affiliates, is or
becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of the voting stock of NYFIX
(or, if NYFIX is not the survivor, the survivor), including by way of merger, consolidation or otherwise (other than an offering of Stock to the general public through a registration statement filed with the Securities and Exchange Commission); or (c) any person or group, other than
Warburg Pincus Private Equity IX, L.P. or its Affiliates, is or becomes the beneficial owner, directly or indirectly, of 35% or more of the combined voting power of NYFIX’s then outstanding securities during any twelve-month period.

                                        (iii)        “Disability” shall mean disability as determined by the
Committee in accordance with the standards and procedures similar to those under the
Company’s long-term disability plan, if any. If at any time that the Company does not maintain a long-term disability plan, “Disability” shall mean any physical or mental disability which is determined to be total and permanent by a doctor selected in good faith by the Committee.

                                        (iv)       “Good Reason” shall mean that the Participant has “good
reason” to terminate his employment, as defined in the Employment Agreement.

                            4.2       Notices. All notices, requests and demands to or upon the parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three days after being deposited in the mail, postage prepaid, or, in the case of telecopy or email notice, when received, addressed as follows to the Company and the Participant, or to such other address as may be hereafter notified by the parties hereto:

                                        (i)       If to the Company, to it at the following address:

                                                  NYFIX, Inc.
                                                  100 Wall Street - 26th Floor
                                                  New York, NY  1005
                                                  Attn:  General Counsel

                                      (ii)      If to the Participant, to his most recent primary residential address or business telecopy or email address as shown on the records of the Company.

                      4.3            No Right To Continued Employment. The Participant acknowledges and agrees that, notwithstanding the fact that the vesting of the RSUs is contingent upon his continued employment by the Company, this Agreement does not constitute an express or implied promise of continued employment or confer upon the Participant any rights with respect to continued employment by the Company.

                      4.4            Amendments and Conflicting Agreements. This Agreement may be
amended by a written instrument executed by the parties which specifically states that it is amending this Agreement or by a written instrument executed by the Company which so states if such amendment is not adverse to the Participant or relates to administrative matters.

                      4.5            Governing Law and Interpretation. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed therein without regard to the conflicts of law principles thereof. Whenever the word “including” is used herein, it shall be deemed to be followed by the phrase “without limitation.” Unless otherwise specified herein, all determinations, consents, elections, and other decisions by the Company, the Committee, or the Broker may be made, withheld or delayed in its sole and absolute discretion.

                      4.6            Code Section 409A. The parties recognize that certain provisions of this Agreement may be affected by Code Section 409A and agree to negotiate in good faith to amend this Agreement with respect to any changes necessary or advisable to comply with such
Code Section 409A.

                      4.7            Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

                      4.8            Counterparts. This Agreement may be executed in counterparts, which together shall constitute one and the same instrument and which will be deemed effective whether received in original form or by telecopy or other electronic means. Facsimile signatures shall be as effective as original signatures.

                      4.9            Construction. The construction of this Agreement is vested in the
Committee, and the Committee’s construction shall be final and conclusive on all Persons.

                      4.10            Effective Date of Agreement. This Agreement is effective as of the date the stockholders of NYFIX approve the Plan.

*           *            *

                     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer.

NYFIX, INC.
By: /s/ Scott A. Bloom Name: Scott A. Bloom

PARTICIPANT’S ACCEPTANCE

                     The Participant acknowledges that he or she has read this Agreement, has received and read the Plan, and understands the terms and conditions of this Agreement and the
Plan and hereby accepts the foregoing RSUs and agrees to be bound by the terms and conditions of this Agreement and the Plan.

PARTICIPANT
/s/ Steven Vigliotti Signed